Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 27, 2026, As Supplemented To Date

June 24, 2026

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately six months. The current Outcome Period will end on June 30, 2026, and the Fund will commence a new Outcome Period that will begin on July 1, 2026 and end on December 31, 2026. The Fund’s Cap will not be determined until the start of the new Outcome Period. At the commencement of the new Outcome Period, the Fund will file a supplement to its prospectus that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap range set forth below. As of June 23, 2026, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Equity Defined Protection ETF® – 6 Mo Jan/Jul	JAJL	2.80% – 4.30% (2.40% – 3.90% after taking into account the Fund’s unitary management fee for the Outcome Period)

Please Keep This Supplement With Your Prospectus For Future Reference

INVETFJAJLSTK 06-26